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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2016

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

        On May 2, 2016, Iron Mountain Incorporated, or Iron Mountain, filed a Current Report on Form 8-K, or the Original Form 8-K, to report the completion of the acquisition of Recall Holdings Limited, or Recall, pursuant to the Scheme Implementation Deed, as amended, with Recall, or the Recall Transaction.

        This amendment to the Original Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K relating to the transactions described above. This amendment reports no other updates or amendments to the Original Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

        The audited consolidated financial statements of Recall comprising the consolidated balance sheet as of June 30, 2015 and the consolidated income statement, consolidated statement of comprehensive income, consolidated statement of changes in equity and consolidated cash flow statement for the year June 30, 2015 and the notes related thereto are filed as Exhibit 99.1 hereto. The unaudited consolidated financial statements of Recall comprising the consolidated balance sheet as of December 31, 2015 and the consolidated income statement, consolidated statement of comprehensive income, consolidated statement of changes in equity and consolidated cash flow statement for the six months ended December 31, 2015 and the notes related thereto are filed as Exhibit 99.2 hereto.

(b)   Pro Forma Financial Information

        The unaudited pro forma consolidated balance sheet and pro forma statement of operations of the combined company as of and for the three months ended March 31, 2016 and the unaudited pro forma statement of operations of the combined company for the year ended December 31, 2015 and the notes related thereto are filed as Exhibit 99.3 hereto.

(d)   Exhibits

23.1	Consent of PricewaterhouseCoopers. (Filed herewith.)
99.1
Consolidated Balance Sheet (Audited) as of June 30, 2015, and the Consolidated Income Statement (Audited), Consolidated Statement of Comprehensive Income (Audited), Consolidated Statement of Changes in Equity (Audited) and Consolidated Cash Flow Statement (Audited) of Recall for the year June 30, 2015, and notes thereto. (Filed herewith.)
99.2
Consolidated Balance Sheet (Unaudited) as of December 31, 2015 and Consolidated Income Statement (Unaudited), Consolidated Statement of Comprehensive Income (Unaudited), Consolidated Statement of Changes in Equity (Unaudited) and Consolidated Cash Flow Statement (Unaudited) of Recall for the six months ended December 31, 2015, and notes thereto. (Filed herewith.)
99.3
Pro Forma Balance Sheet (Unaudited) and Pro Forma Statement of Operations (Unaudited) of the combined company as of and for the three months ended March 31, 2016, Pro Forma Statement of Operations (Unaudited) of the combined company for the year ended December 31, 2015, and notes thereto. (Filed herewith.)

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED
By:	/s/ Ernest W. Cloutier
Name: Ernest W. Cloutier
Title: Executive Vice President and General Counsel

Date: May 6, 2016

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  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES